UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

MICHAEL KORS HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Its Charter)

British Virgin Islands	001-35368	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Kingsway

London, United Kingdom

WC2B 6UF

(Address of principal executive offices)

44 207 632 8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2017, Michael Kors Holdings Limited (the “Company”) entered into the first amendment (the “First Amendment”) to its second amended and restated senior unsecured credit facility, dated as of August 22, 2017 (the “2017 Credit Facility”), with, among others, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent. The First Amendment amends the 2017 Credit Facility to provide that if the Notes (as defined below) are issued, the Company’s bridge credit facility is terminated and the Company receives an investment grade public debt rating from each of Standard & Poors Financial Services LLC, Moody’s Investors Service, Inc. and Fitch, Inc., then the covenant in the 2017 Credit Facility requiring the Company and the other borrowers and guarantors to provide customary liens on their assets to secure their obligations in respect of the 2017 Credit Facility in the event that the Company does not maintain an investment grade public debt rating from at least two of such rating agencies shall automatically terminate and no longer be in effect.

This summary does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On October 5, 2017, the Company announced that Michael Kors (USA), Inc., a wholly owned subsidiary of the Company (the “Issuer”), intends to commence an offering of senior notes (the “Notes”). The Notes will be issued to finance, in part, the Company’s pending acquisition of Jimmy Choo PLC, a public company organized under the laws of England and Wales, and its subsidiaries (collectively, “Jimmy Choo”) (the “Acquisition”) and certain related refinancing transactions.

The Notes will be senior unsecured notes and will be guaranteed by the Company and the Company’s existing and future subsidiaries that guarantee or are borrowers under the Company’s 2017 Credit Facility (subject to certain exceptions, including for subsidiaries organized in China), including, following (and conditional upon) the closing of the Acquisition, Jimmy Choo and all of its existing and future subsidiaries who are guarantors or borrowers under the 2017 Credit Facility (subject to certain exceptions, including for subsidiaries organized in China).

The Notes will be offered in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. This Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. This Report contains information about pending transactions, and there can be no assurance that these transactions will be completed.

Certain financial information relating to Jimmy Choo and the Acquisition that will be provided to potential investors in the offering is being provided as described in Item 9.01.

The Company announced the offering of the Notes in a press release, a copy of which is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements.

The historical audited consolidated financial statements of Jimmy Choo as of December 31, 2016 and 2015 and for the two fiscal years ended December 31, 2016 and 2015 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Jimmy Choo as of June 30, 2017, June 30, 2016 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 and for the year ended December 31, 2016 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of the Company, giving effect to the Acquisition and related financing transactions, as of and for the three months ended July 1, 2017 and for the fiscal year ended April 1, 2017, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations.

The Company’s forward-looking statements should not be relied upon except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this Current Report, as well as the Company’s other filings with the Securities and Exchange Commission (the “SEC”). In particular, see the Company’s Annual Report on Form 10-K, filed with the SEC on May 31, 2017, and Quarterly Report on Form 10-Q, filed with the SEC on August 9, 2017, copies of which are available upon request from the Company. The Company does not assume any obligation to update the forward looking information contained in this Current Report.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	First Amendment, dated as of October 4, 2017, to the Second Amended and Restated Credit Agreement dated as of August 22, 2017 among Michael Kors Holdings Limited, Michael Kors (USA), Inc., the foreign subsidiary borrowers party thereto, the guarantors party thereto, the financial institutions party thereto as lenders and issuing banks and JPMorgan Chase Bank, N.A., as administrative agent.

23.1	Consent of KPMG LLP, independent accountant to Jimmy Choo PLC.

99.1	The historical audited consolidated financial statements of Jimmy Choo PLC as of December 31, 2016 and 2015 and for the two fiscal years ended December 31, 2016 and 2015.

99.2	The historical unaudited condensed consolidated financial statements of Jimmy Choo PLC as of June 30, 2017, June 30, 2016 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 and for the year ended December 31, 2016.

99.3	Unaudited pro forma condensed consolidated financial statements of Michael Kors Holdings Limited, giving effect to the acquisition of Jimmy Choo PLC and related financing transactions, as of and for the three months ended July 1, 2017 and for the fiscal year ended April 1, 2017.

99.4	Press Release, dated October 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED

Date: October 5, 2017	By:	/s/ Thomas J. Edwards, Jr.
		Name:	Thomas J. Edwards, Jr.
		Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer & Treasurer